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                               WM GROUP OF FUNDS

                   SUPPLEMENT DATED NOVEMBER 10, 2004 TO THE

                         PROSPECTUS DATED MARCH 1, 2004

                             AS REVISED MAY 7, 2004

     1. EFFECTIVE JANUARY 1, 2005, the table and first bullet point under "Making An Investment" on page 53 of the Prospectus will be replaced in their entirety by the following:

          The WM Group of Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-Portfolio and per-Fund basis, for each Portfolio and Fund in which the shareholder invests.

          Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (AIP) is established. With an AIP, the minimum initial investment required to open an account is $100; subsequent automatic investment amounts must be at least $100 per investment whether made monthly, semi-monthly or quarterly and must total at least $1,200 annually. Investors who have established an AIP prior to January 1, 2005 will be able to continue existing plans, however any revisions made to an AIP plan after January 1, 2005 will need to adhere to the minimum amounts stated above.

     2. The third and fourth bullet points on page 54 of the Prospectus under the section beginning "No initial sales charge may apply to purchases of Class A shares by certain individuals, groups and/or entities as follows:" are replaced in their entirety by the following:

     - Rollovers into Individual Retirement Accounts involving assets of a qualified retirement plan that offers Portfolios and Funds of the WM Group of Funds as named investment options;

     - Employees of companies that have entered into a selling agreement with the Distributor;

     - Current and retired Washington Mutual employees (and their spouses, domestic partners as described in the SAI, children, step-children or parents); and

     - Rollovers by current or former Washington Mutual employees into Individual Retirement Accounts involving assets from a Washington Mutual retirement plan and subsequent investments into such accounts.

     All other sales charge waiver provisions relating to Class A shares are still applicable.

     3. The last full paragraph on page 59 of the Prospectus is replaced in its entirety by the following:

     REDEMPTION/EXCHANGE FEE -- INTERNATIONAL GROWTH FUND. Class A shares of the International Growth Fund that are redeemed or exchanged within 90 days of their purchase will be subject to a 2.00% redemption fee on the proceeds (in addition to any applicable CDSC). The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable, it is assumed that the purchase from which the redemption is made is the earliest purchase of shares of the Fund by the shareholder of which a redemption or exchange has not already been effected.

     4. The fourth full paragraph on page 62 of the Prospectus is replaced in its entirety by the following:

     SMALL ACCOUNTS. It is costly to maintain small accounts. Accordingly, the Portfolios and Funds reserve the right to close or impose a fee on accounts below the minimum initial investment of $1,000. The fees would be deducted from the account and would be retained by the respective Portfolio or Fund. Alternatively, an account may be closed after 60 days written notice. Accounts will not be closed if they fall below the minimum amount solely because of declines in market value. Shares will be redeemed at the next calculated NAV, less any applicable CDSC, on the day the fee is charged or the account is closed.

     5. The Board of Trustees of WM Trust II has approved, subject to shareholder approval, a new investment sub-advisory agreement with Salomon Brothers Asset Management, Inc. ("Salomon") for the Growth Fund. Salomon's principal business address is 399 Park Avenue, New York, New York 10022. If approved by shareholders, Salomon will assume sub-advisory responsibility for the portion of the Growth Fund previously managed by Columbia Management Advisors effective March 1, 2005.

     Salomon is an indirect wholly owned subsidiary of Citigroup Inc. Alan Blake will have the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Salomon. Mr. Blake is a Managing Director and Senior Portfolio Manager with Salomon and he has more than 24 years of securities experience.

     PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                    WMSUPP 11/04